Exhibit 6.2

                      Loan commitment letter from Ben Kirk
                             dated December 15, 2003

                                                                        Ben Kirk
                                                         2005-2050 Nelson Street
                                                                   Vancouver, BC
                                                                         V6G 1N6

December 15, 2003

To: Bravo Resources Ltd.
13372 - 68 Ave.
Surrey, BC
V3W 2E7

RE: LOAN

I, Ben Kirk of 2005-2050 Nelson Street, Vancouver, BC V6G 1N6, hereby agree to loan Bravo Resources Ltd., the sum of 25K US at a interest rate of 3.5% per annum for a period of 2 years (December 2005). The loan is a demand loan and also can be repaid at anytime.


Accepted by:

/s/Ben Kirk
Ben Kirk

/s/Dan Savino, President
Bravo Resources, Ltd.